Exhibit 23.8

     INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of PhoneTel Technologies, Inc. on Form SB-2 of our report dated December 20, 1996, relating to the financial statements of Cherokee
     Communications, Inc., appearing in the Prospectus, which is included in this Registration Statement.

     We also consent to the reference to us under the heading
     "Experts" in such Prospectus.

     /s/ DELOITTE & TOUCHE LLP
     Dallas, Texas
     January 23, 1997